10(a)             Independent Auditors' Consent

INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-82427 of Lincoln Benefit Life Variable Annuity Account of Lincoln Benefit Life Company on Form N-4 of our report dated February 25, 2000 relating to the financial statements and the related financial statement schedules of Lincoln Benefit Life Company, and our report dated March 27, 2000 relating to the financial statements of Lincoln Benefit Life Variable Annuity Account, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Lincoln Benefit Life Variable Annuity Account of Lincoln Benefit Life Company), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 5, 2000

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                           Exhibit 10(b) Consent of Attorneys


Joan E. Boros                                                       202-965-8150


                                            March 30, 2000


Lincoln Benefit Life Company
Lincoln Benefit Life Variable Annuity Account
Lincoln Benefit Life Centre
Lincoln, Nebraska  68501-0469

Ladies and Gentlemen:

We hereby consent to the reference to our name under the caption "Legal Matters" in this Post-Effective Amendment No. 1 to the Registration Statement No. 33-82427 of Lincoln Benefit Life Variable Annuity Account on Form N-4. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                               Very truly yours,

                               Jorden Burt Boros Cichetti Berenson & Johnson LLP

                               /s/ Joan E. Boros
                            By:----------------------
                               Joan E. Boros